EXHIBIT 16

                               POWERS OF ATTORNEY

         Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated. By so signing, the undersigned in his capacity as trustee or officer, or both, as the case may be of the Registrant, does hereby appoint Joseph R. Fleming and John V. O'Hanlon and each of them, severally, or if more than one acts, a majority of them, his/her true and lawful attorney and agent to execute in his name, place and stead (in such capacity) any and all amendments to the Registration Statement and any post-effective amendments thereto and all instruments necessary or desirable in connection therewith, to attest the seal of the Registrant thereon and to file the same with the Securities and Exchange Commission. Each of said attorneys and agents shall have power to act with or without the other and have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and the purposes as the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and agents and each of them.

Signature                    Title                          Date


/s/ John S. Anderegg, Jr.
----------------------
John S. Anderegg, Jr.        Trustee                        11/30/98


/s/ Paul H. Broyhill
----------------------
Paul H. Broyhill             Trustee                        11/30/98


/s/ Keith J. Carlson
----------------------
Keith J. Carlson             Trustee/President              11/30/98


/s/ Stanley Channick
----------------------
Stanley Channick             Trustee                        11/30/98


/s/ Frank W. DeFriece, Jr.
----------------------
Frank W. DeFriece, Jr.       Trustee                        11/30/98


/s/ Roy J. Glauber
----------------------
Roy J. Glauber               Trustee                        11/30/98


/s/ Michael G. Landry
----------------------
Michael G. Landry            Chairman                       11/30/98


/s/ Joseph G. Rosenthal
----------------------
Joseph G. Rosenthal          Trustee                        11/30/98


/s/ Richard N. Silverman
----------------------
Richard N. Silverman         Trustee                        11/30/98


/s/ J. Brendan Swan
----------------------
J. Brendan Swan              Trustee                        11/30/98


/s/ C. William Ferris
----------------------
C. William Ferris            Secretary/Treasurer            11/30/98